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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 9, 2023
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02.  Results of Operations and Financial Condition

The information set forth in Exhibit 99.1 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 9, 2023, indie Semiconductor, Inc. (“indie”) issued a press release announcing its financial results for the third quarter ended September 30, 2023. A copy of the press release is attached as Exhibit 99.1.

A conference call with simultaneous webcast to discuss the financial results for the third quarter ended September 30, 2023 will be held today, November 9, 2023 at 5:00 p.m. Eastern Time. After the live webcast of the conference call, an audio replay will remain available until November 23, 2023 in the Investor Relations section of indie's website at www.indiesemi.com.

Item 8.01. Other Events

On October 20, 2023, indie completed its previously announced exchange offer (the “Offer”) and consent solicitation relating to its outstanding public warrants and private placement warrants (together the “Warrants”). indie issued 7,027,517 shares of Class A common stock in exchange for the 24,658,461 Warrants tendered in the Offer, or an exchange ratio of 0.285 shares of Class A common stock for each Warrant tendered. At the completion of the Offer and resulting from the consent solicitation, indie also entered into a related amendment to its warrant agreement governing the Warrants to permit the exchange of all remaining untendered Warrants at an exchange ratio of 0.2565 shares of Class A common stock for each untendered Warrant.

On November 9, 2023, indie completed its exchange of the remaining 2,741,426 untendered Warrants through issuance of 703,176 shares of Class A common stock. As a result of the completion of the Offer and the exchange for the remaining untendered Warrants, the public warrants were suspended from trading on the Nasdaq Capital Market as of the close of business on November 8, 2023, and will be delisted.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of the Registrant dated November 9, 2023 announcing its results of operations for the third quarter ended September 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

November 9, 2023	By:	/s/ Thomas Schiller
		Name:	Thomas Schiller
		Title:	Chief Financial Officer & EVP of Strategy (Principal Financial Officer)
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